                                                                   Exhibit 10.33


                                FOURTH AMENDMENT
                                 WITH RESPECT TO
                             NOTE PURCHASE AGREEMENT

                  THIS FOURTH AMENDMENT WITH RESPECT TO NOTE PURCHASE AGREEMENT is entered into as of April 19,1999 among HERCULES INCORPORATED, a Delaware corporation (the "Company"),which is successor to BetzDearborn Inc. ("BetzDearborn") under the Note Agreement referred to below, PUTNAM FIDUCIARY TRUST COMPANY ("Putnam"), in its capacity as successor Trustee (the "Trustee") of The BetzDearborn Inc. Employee Stock Ownership and 401(k) Trust (the "ESOT") of the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (the "Plan"), the undersigned subsidiaries of the Company and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

                                   WITNESSETH:

                  WHEREAS, BetzDearborn adopted the Betz Laboratories, Inc. Employee Stock Ownership Plan (the "Plan") effective January 1, 1989, changed the name of the Plan to the name shown above and most recently amended and restated the Plan effective January 1, 1994; and

                  WHEREAS, pursuant to the Plan and effective January 1, 1989, BetzDearborn entered into an Agreement of Trust with Mellon Bank, N.A. ("Mellon") as trustee ("Trustee"), thereby establishing the ESOT; and

                  WHEREAS, as of June 19, 1989, the ESOT and BetzDearborn entered into a Note Purchase Agreement with Prudential whereby the ESOT sold and Prudential purchased $1,000,000,000 principal amount of the ESOT's Notes (guaranteed by BetzDearborn), $93,500,000 of which are still outstanding and held by Prudential, which Note Purchase Agreement was amended by a First Amendment thereto as of June 25,1996 and a Second Amendment thereto as of June 25, 1998 and which was supplemented and amended by a Consent and Waiver and Assumption (the "Consent and Assumption") effective October 15, 1998 executed by and among BetzDearborn, the Company and Prudential and further amended by a Third Amendment and Assumption Agreement (the "Third Amendment") dated as of December 31, 1999 executed by and among BetzDearborn, the Company and Prudential (as so amended and supplemented by said Amendments and the Consent and Assumption being herein called the "Note Agreement"); and

                  WHEREAS, as of October 1, 1992, BetzDearborn removed Mellon as Trustee, appointed Putnam as successor Trustee and amended and restated the foregoing Agreement of Trust, retitling it as "Trust Agreement for Betz Laboratories Inc. Employee Stock Ownership and 401 (k) Plan," and continued the ESOT with the successor Trustee; and

                  WHEREAS, pursuant to an Agreement and Plan of Merger dated as of July 30, 1998 among the Company, Water Acquisition Co. and BetzDearborn, BetzDearborn became a wholly-owned subsidiary of the Company on October 15, 1998 (the "Merger"); and

                  WHEREAS, pursuant to the Consent and Amendment and the Third Amendment (i) the Company has assumed all of the obligations of BetzDearborn under the Note Agreement and in respect of the ESOT Notes and BetzDearborn has been released from all such obligations (except insofar as BetzDearborn shall have obligations as a Guarantor under the Note Agreement), and (ii) the Company has succeeded to, and been substituted for, and is entitled to exercise every right and power of, "the Company" under the Note Agreement; and

                  WHEREAS, the parties hereto desire to amend certain provisions of the Note Agreement, as provided for herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1.       Amendments to Note Agreement


                  (a) Subparagraph 5.2(b) of the Note Agreement is hereby amended in its entirety to read as follows:

                           (b) Limitations on Mergers, Asset Sales and
         Asset Purchases.

                                    (i) Limitation on Mergers and Liquidations.
                  It will not, and will not permit any of its Subsidiaries to, merge, consolidate, amalgamate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

                                    (A) Any Credit Party or any of its
                           Subsidiaries may merge or otherwise combine with any other Person, provided that (I) such Credit Party or its Subsidiary, as the case may be, is the entity surviving such transaction, (II) immediately prior to and after giving effect on a Pro Forma Basis to such transaction, no Default or Event of Default exists or would exist and (III) the Board of Directors of such Person has approved such transaction;

                                    (B) Any Credit Party may merge or otherwise
                           combine with any other Credit Party, provided that if the Company is a party to such a transaction, the Company shall be the survivor;

                                    (C) Any wholly-owned Subsidiary of a Credit
                           Party (which Subsidiary is not itself a Credit Party) may merge or otherwise combine with a Credit Party or any other wholly-owned Subsidiary of a Credit Party; and

                                    (D) Any wholly-owned Subsidiary of a Credit
                           Party may liquidate, wind-up or dissolve itself (I) into a Credit Party or any wholly-owned Subsidiary of a Credit Party or (II) otherwise in a transaction in which the assets of such dissolving Subsidiary become owned by a wholly-owned Subsidiary of a Credit Party.

                                    (ii) Limitations on Asset Sales and Asset
                  Purchases. It will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise dispose of any of its assets or purchase another Person or the assets of another Person in a transaction or series of related transactions that is a Covered Transaction unless:

                                    (A) immediately prior to and after giving
                           effect on a Pro Forma Basis to such transaction, no Default or Event of Default exists or would exist;

                                    (B) if such transaction is a purchase, such
                           purchase does not require a cash purchase price in excess of $75,000,000 in the aggregate in cash consideration; and


                                    (C) if such transaction is an Asset
                           Disposition consummated while the Notes are outstanding, no later than two (2) Business Days prior to such Asset Disposition, the holders of the Notes shall have received a certificate of a Responsible Officer of the Company specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Credit Parties shall, within the period of 180 days following the consummation of such Asset Disposition, apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to (A) make Eligible Reinvestments or (B) prepay the Term Loans under the Credit Agreement in accordance with the terms of subsection 2.6(b)(ii) thereof (as such provision is in effect on the original date of execution of said Agreement under date of April 19, 1999) (herein called a "Bank Prepayment"); provided that if the Company elects to make a Bank Prepayment the Company will give written notice thereof to the holders of the Notes not later than 30 days prior thereto and in that notice shall make (or shall cause the ESOT to make) an offer to prepay a principal amount of the Notes (at 100% of the principal amount thereof plus accrued interest thereon), pro rata among the holders thereof, which shall be the same percentage of the Notes at the time outstanding as the percentage of the outstanding Term Loan being prepaid in connection with the Bank Prepayment. If the Company (or the ESOT) shall make an offer to prepay Notes as aforesaid, it will specify the date of prepayment (which shall be the same day as the prepayment of the Term Loan under the Credit Agreement) and will prepay the Notes of those holders which shall have accepted such offer by notice given to the Company at least five (5) days prior to the date of prepayment.


                                    (iii) Release of Capital Stock. Upon the
                  sale of Capital Stock of a Material Domestic Subsidiary or Material First Tier Foreign Subsidiary permitted by this subparagraph 5.2(b), the Credit Parties may (to the extent applicable) request the Collateral Agent (and the Collateral Agent is authorized, on behalf of the holders of the Notes) to deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Collateral Agent's security interest, if any, in such Capital Stock, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Subsidiary from all of its obligations, if any, under the Credit Documents.

                  (b) Clause (v) of subparagraph 5.2(f) of the Note Agreement is amended in its entirety to read as follows:


                           (v) intercompany Indebtedness owing by a Material
Subsidiary to the Company or to another wholly-owned Material Subsidiary of the Company; and


                  (c) The definition of Credit Agreement contained in paragraph 12A of the Note Agreement is amended in its entirety to read as follows:

                  "Credit Agreement": the Amended and Restated Credit Agreement, dated as of April 19, 1999, by and among the Company, such Subsidiaries of the Company as may from time to time be Borrowers and/or Guarantors thereunder in accordance with the provisions thereof, the several banks and other financial institutions from time to time parties thereto (the "Lenders"), NationsBank, N.A., a national banking association, as Administrative Agent for the Lenders, Bank of America Canada as Canadian Administrative Agent for the Lenders and The Chase Manhattan Bank, Morgan Guaranty Trust Company of New York and Citibank, N.A. as Co-Syndication Agents, as the same may be amended and be from time to time in effect (including extensions, renewals, refundings and replacements thereof).

         2. Representations and Warranties of the Company


                  The Company hereby incorporates the representations and warranties contained in Section 1 of the Credit Agreement (together with all related defined terms) as in effect on the date hereof by reference herein to the same extent as if set forth at length herein (the "Incorporated Provisions") and hereby makes such representations and warranties (to the knowledge of the Company, when applicable under the Credit Agreement) for the benefit of Prudential in connection with the execution and delivery of this Amendment; provided, that references in the Incorporated Provisions to "this Agreement" and "Notes" shall be taken as references to the Note Agreement as amended hereby and to the Notes outstanding thereunder. The Company represents and warrants to Prudential that no Default or Event of Default exists under the Note Agreement, both before and after giving effect to the provisions of this Amendment.


         3. Effectiveness of Amendment

                  This Amendment shall become effective upon the execution and delivery of a counterpart of this Amendment by all of the parties hereto.

         4. Miscellaneous

                  (a) Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Note Agreement.

                  (b) On and after the effective date of this Amendment, each reference in the Note Agreement and the Notes shall mean and be a reference to the Note Agreement as amended by this Amendment.

                  (c) The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  (d) This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ESOT: BETZDEARBORN INC. EMPLOYEE STOCK OWNERSHIP AND 401(K) TRUST ESTABLISHED BY THE
                           BETZDEARBORN INC. EMPLOYEE STOCK OWNERSHIP
                           AND 401(K) PLAN


                           By:      PUTNAM FIDUCIARY TRUST
                                    COMPANY as Trustee
                           By:
                              --------------------------------------------------
                           Name:
                                     -------------------------------------------
                           Title:
                                     -------------------------------------------

PRUDENTIAL:                THE PRUDENTIAL INSURANCE COMPANY
OF                         AMERICA

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title
                                ------------------------------------------------


COMPANY:                   HERCULES INCORPORATED,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------




SUBSIDIARY

GUARANTORS:                BETZDEARBORN CANADA, INC.,
                           an Ontario corporation:
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           HERCULES CREDIT, INC.,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           HERCULES FLAVOR INC.,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           WSP, INC.,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           AQUALON COMPANY,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           HERCULES FINANCE COMPANY,
                           a Delaware corporation,
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           FIBERVISIONS, L.L.C.,
                           a Delaware limited liability company
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           FIBERVISIONS INCORPORATED,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           FIBERVISIONS PRODUCTS, INC.,
                           a Georgia corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           HERCULES INTERNATIONAL LIMITED,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           BETZDEARBORN, INC.,
                           a Pennsylvania corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           BETZDEARBORN EUROPE, INC.,
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           DRC, LTD.,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------





                           BL TECHNOLOGIES, INC.,
                           a Delaware corporation,
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           BLI HOLDINGS, INC.,
                           a Delaware corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           BETZDEARBORN PAPER PROCESS
                           GROUP, INC.,
                           a Florida corporation
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------